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                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO

                          M/I SCHOTTENSTEIN HOMES, INC.

                     EXECUTIVES' DEFERRED COMPENSATION PLAN


WHEREAS, effective January 1, 2001, M/I Schottenstein Homes, Inc. ("Company") adopted an amended and restated version of the M/I Schottenstein Homes, Inc. Executives' Deferred Compensation Plan ("Plan") to provide its Executives with an opportunity to defer all or a portion of their Eligible Compensation and to invest in the Company's Common Shares; and

WHEREAS, the Company also retained in Section 10 of the Plan the right to amend the Plan at any time;

NOW, THEREFORE, effective June 19, 2002:

         1. The table following the last paragraph of Section 4.H is deleted in its entirety and replaced with the following:

------------------------------------------------------- ----------------------------------
                                                                 MINIMUM NUMBER
                                                                OF COMMON SHARES
                        TITLE
------------------------------------------------------- ----------------------------------
Chief Executive Officer                                               None
------------------------------------------------------- ----------------------------------

President                                                             None
------------------------------------------------------- ----------------------------------

Chief Operating Officer                                               None
------------------------------------------------------- ----------------------------------

Senior Vice President, Chief Financial Officer                       20,000
------------------------------------------------------- ----------------------------------

Senior Vice President, Corporate Counsel                             20,000
------------------------------------------------------- ----------------------------------

Region Presidents                                                    20,000
------------------------------------------------------- ----------------------------------

President, M/I Financial                                             20,000
------------------------------------------------------- ----------------------------------

Vice President of Land Operations                                    10,000
------------------------------------------------------- ----------------------------------

Vice President, Research and Development                             10,000
------------------------------------------------------- ----------------------------------

Vice President, Marketing                                            10,000
------------------------------------------------------- ----------------------------------

Division Presidents                                                  10,000
------------------------------------------------------- ----------------------------------

Other Executives                                                To be established
------------------------------------------------------- ----------------------------------


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                                                                    Exhibit 10.1



         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer.


                                            M/I SCHOTTENSTEIN HOMES, INC.



                                            By:
                                               -------------------------------

                                            Its:
                                                ------------------------------
                                                     Name (Please Print)